mercury

THIRD QUARTER FISCAL YEAR 2021 FINANCIAL RESULTS



Mark Aslett
President and CEO

Michael Ruppert
Executive Vice President and CFO

May 4, 2021, 5:00 pm ET

Webcast login at www.mrcy.com/investor
Webcast replay available by 7:00 p.m. ET May 4, 2021

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Forward-looking safe harbor statement

This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2021 business performance and beyond and the Company's plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words "may," "will," "could," "should," "would," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," "likely," "forecast," "probable," "potential," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of epidemics and pandemics such as COVID, effects of any U.S. federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government's interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 3, 2020. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

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Delivered strong fiscal 2021 third quarter

- Delivered record revenues exceeding guidance
- Strong quarter for new design wins
- Anticipate increased bookings and positive book-to-bill for Q4 FY21
- Expect approximately 6% organic and 14-15% total revenue growth for FY21
- Fiscal 2022 revenue growth in the mid-teens; organic revenue growth mid to high single-digit

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Strategy and technologies aligned with major industry drivers and trends

- Expect flat to low single-digit CAGR in defense spending; well-aligned with Nat'l Defense Strategy
- Targeting and participating in large, and faster growing market segments
- Targeting sensor and effector mission systems and C4I modernization
- Successfully diversified our program revenue base
- Grew top 30 programs estimated LTV from $~5B to $10B since 2015, 10x greater than backlog
- Expect design win program production transitions to drive increases in bookings and backlog
- Long term high single to low double-digit organic revenue growth expectation unchanged

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Q3 and LTM FY21 results

Q3 FY21 VS. Q3 FY20

- Bookings decreased 16%
- Backlog increased 16%
- Revenue up 23%
- Organic revenue[1] up 5%
- GAAP net income down 34%
- Adjusted EBITDA up 16%
- Op cash of $23.2M
- FCF of $13.2M; 24% of adj. EBITDA

LTM FY21 VS. LTM FY20

- Bookings decreased 2%
- Backlog up 16%
- Revenue up 18%
- Organic revenue[1] up 10%
- GAAP net income flat
- Adjusted EBITDA up 17%
- Op cash of $98.8M
- FCF of $52.6M; 27% of adj. EBITDA

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

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Expect above industry organic growth driven by prior design wins and industry trends

- Increased outsourcing by customers at subsystem level
- Supply chain delayering as government seeks more open, affordable and rapid solutions
- Primes' flight to quality suppliers
- Government’s focus on domestic supply chain for secure and trusted microelectronics
- US-produced trusted microelectronics DoD’s #1 defense technology priority

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COVID-19 update

- All facilities have remained open since pandemic beginning
- Protecting health, safety and livelihoods of employees
- Successfully managed COVID risks for past 15+ months
- Health and safety protocols to continue well into CY21
- Business continuity investments likely to decrease
- Supply chain team dealing effectively with supply constraints



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M&A update

- Disciplined approach in deal pursuits, diligence and integration
- POC integration on track, business performing as expected, growth opportunities
- Well-positioned to continue supplementing organic growth with accretive M&A
- Robust pipeline with multiple opportunities in line with strategy
- Perceived as great buyer due to purpose, culture, values, strategy and performance
- Pursuing strategically-aligned deals that can be accretive short and long term

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Continue to execute on strategy: strong margins, organic growth, disciplined M&A, and full integration

1) High single to low double-digit organic revenue growth supplemented by strategic M&A
2) Invest in people, technologies, facilities, manufacturing assets, business systems
3) Insource more manufacturing; drive stronger operating performance
4) Grow revenues faster than operating expenses to improve operating leverage
5) Fully integrate acquired businesses to generate cost and revenue synergies

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Summary

- Five-year outlook remains intact; high single to low double-digit organic revenue growth
- Total lifetime value of key programs and pursuits has increased substantially
- Expect conversion into bookings and backlog as programs transition into production
- Clear purpose and positioning, unique business model and highly-engaged workforce
- COVID protocols working well; all facilities remain open and operational
- Continue to make growth-focused investments in people, technology and manufacturing

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Q3 FY21 vs. Q3 FY20

In $ millions, except percentage and per share data	Q3 FY20[3]	Q3 FY21[3]	CHANGE
Bookings Book-to-Bill	$250.3 1.20	$210.2 0.82	(16%)
Backlog 12-Month Backlog	$769.8 544.8	$893.7 545.5	16%
Revenue Organic Revenue Growth[1]	$208.0 11%	$256.9 5%	23%
Gross Margin	44.9%	41.1%	(3.8 pts)
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$67.0 34.0 25.0 8.0	$83.9 38.3 30.2 15.4	25%
GAAP Net Income Effective Tax Rate	$23.6 18.5%	$15.6 25.5%	(34%)
GAAP EPS Weighted Average Diluted Shares	$0.43 55.1	$0.28 55.5	(35%)
Adjusted EPS[2]	$0.60	$0.64	7%
Adj. EBITDA[2] % of revenue	$47.1 22.6%	$54.8 21.3%	16%
Operating Cash Flow	$30.1	$23.2	(23%)
Free Cash Flow[2] % of Adjusted EBITDA	$19.2 41%	$13.2 24%	(31%)

Notes
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the third quarter of fiscal 2020 and full fiscal 2020 are to the quarter ended March 27, 2020 and the 53-week period ended July 3, 2020, and to the third quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended April 2, 2021 and 52-week period ending July 2, 2021.

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Balance sheet

(In $ millions)[1]	3/27/20	7/3/20	As of 10/2/20	1/1/21	4/2/21
ASSETS					
Cash & cash equivalents	$407.1	$226.8	$239.1	$109.1	$121.9
Restricted cash	-	-	-	61.6	-
Accounts receivable, net	214.0	210.7	207.8	240.2	264.0
Inventory, net	161.9	178.1	206.0	218.4	226.8
PP&E, net	78.7	87.7	94.7	125.4	128.3
Goodwill and intangibles, net	831.4	822.8	815.3	1,093.6	1,077.3
Other	78.5	84.6	90.2	100.8	85.0
TOTAL ASSETS	$1,771.6	$1,610.7	$1,653.2	$1,949.2	1,903.3
LIABILITIES AND S/E					
AP and accrued expenses	$109.6	$107.0	$119.7	$116.8	131.3
Deferred consideration	-	-	-	61.6	-
Other liabilities	112.6	118.9	125.6	180.1	158.0
Debt	200.0	-	-	160.0	160.0
Total liabilities	**422.2**	**225.9**	**245.3**	**518.5**	**449.3**
Stockholders' equity	**1,349.4**	**1,384.8**	**1,407.9**	**1,430.6**	**1,454.0**
TOTAL LIABILITIES AND S/E	$1,771.6	$1,610.7	$1,653.2	$1,949.2	1,903.3

Notes
(1) Rounded amounts used.

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Cash flow summary

(In $ millions)[1]	3/27/20	7/3/20	10/2/20	1/1/21	4/2/21
	For the Fiscal Quarters Ended				
Net Income	**$23.6**	**$27.2**	**$15.8**	**$12.7**	**$15.6**
Depreciation and amortization	12.7	12.8	13.0	13.3	20.0
(Gain)/Loss on investment	(3.8)	(2.0)	-	0.4	-
Other non-cash items, net	8.5	6.8	4.5	8.0	5.7
Changes in Operating Assets and Liabilities					
Accounts receivable, unbilled receivables, and costs in excess of billings	(20.7)	3.2	3.5	(10.3)	(21.5)
Inventory	(8.2)	(18.1)	(27.8)	(1.4)	(8.4)
Accounts payable and accrued expenses	18.4	(4.4)	10.8	(12.7)	5.1
Other	(0.4)	3.2	3.1	14.0	6.7
	(10.9)	**(16.1)**	**(10.4)**	**(10.4)**	**(18.1)**
Operating Cash Flow	**30.1**	**28.7**	**22.9**	**23.9**	**23.2**
Capital expenditures	(10.9)	(11.5)	(11.0)	(13.8)	(10.0)
Free Cash Flow[2]	**$19.2**	**$17.2**	**$12.0**	**$10.2**	**$13.2**
Free Cash Flow[2] / Adjusted EBITDA[2]	***41%***	***35%***	***28%***	***22%***	***24%***
Free Cash Flow[2] / GAAP Net Income	***82%***	***63%***	***76%***	***80%***	***85%***

Notes
(1) Rounded amounts used.
(2) Non-GAAP, see reconciliation table.

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FY21 annual guidance

In $ millions, except percentage and per share data	FY20[1]	FY21[2][3][6]	CHANGE
Revenue	$796.6	$910.0 – $920.0	14% – 15%
GAAP Net Income	$85.7	$63.5 – $64.9	(26%) – (24%)
Effective tax rate[4]	8.8%	26%	
GAAP EPS	$1.56	$1.14 – $1.17	(27%) – (25%)
Weighted-average diluted shares outstanding	55.1	55.5	
Adjusted EPS[5]	$2.30	$2.35 – $2.37	2% – 3%
Adj. EBITDA[5]	$176.2	$201.0 – $203.0	14% – 15%
% of revenue	22.1%	22.1%	

Notes

(1) FY20 figures are as reported in the Company's earnings release dated August 4, 2020. The full fiscal period ended July 3, 2020 included $5.6M, or $0.10 per share, and $15.5M, or $0.28 per share, of other non-operating investment income, net of tax, and discrete tax benefits, respectively.

(2) The guidance included herein is from the Company's earnings release dated May 4, 2021, and assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing.

(3) FY21 figures include ($0.4M), or ($0.01) per share, and $2.8M, or $0.05 per share, of other non-operating investment loss, net of tax, and discrete tax benefits, respectively.

(4) The effective tax rate in the guidance included herein excludes discrete items.

(5) Non-GAAP, see reconciliation table.

(6) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2020 and full fiscal 2020 are to the quarter and the 53-week period ended July 3, 2020, and to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and 52-week period ending July 2, 2021.

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Q4 FY21 guidance

In $ millions, except percentage and per share data	Q4 FY20[1]	Q4 FY21[2][5]	CHANGE
Revenue	$217.4	$236.5 – $246.5	9% – 13%
GAAP Net Income Effective tax rate[3]	$27.2 (0.9)%	$19.5 – $20.9 26%	(28%) – (23%)
GAAP EPS Weighted-average diluted shares outstanding	$0.49 55.3	$0.35 – $0.38 55.7	(29%) – (22%)
Adjusted EPS[4]	$0.72	$0.66 – $0.69	(8%) – (4%)
Adj. EBITDA[4] % of revenue	$49.6 22.8%	$58.1 – $60.0 24.6% – 24.4%	17% – 21%

Notes

(1) Q4 FY20 figures are as reported in the Company's earnings release dated July 3, 2020. Q4 FY20 figures included $1.5M, or $0.03 per share, and $6.6M, or $0.12 per share, of other non-operating investment income, net of tax, and discrete tax benefits, respectively.

(2) The guidance included herein is from the Company's earnings release dated May 4, 2021, and assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing.

(3) The effective tax rate in the guidance included herein excludes discrete items.

(4) Non-GAAP, see reconciliation table.

(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2020 and full fiscal 2020 are to the quarter and the 53-week period ended July 3, 2020, and to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and 52-week period ending July 2, 2021.

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Summary

- Delivered solid results including record revenues for the quarter
- Physical Optics Corporation integration progressing well
- Significant financial flexibility to deploy capital for strategic M&A
- Expecting record revenue and adjusted EBITDA for the fiscal year
- Continuing to execute on our long-term financial model with above-industry-average organic revenue growth and adjusted EBITDA margins

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1 7 A P P E N DI X

Adjusted EPS reconciliation

(In thousands, except per share data)	Q3 FY20	Q3 FY21	LTM Q3 FY20	LTM Q3 FY21	Q4 FY21[2][5] Low	Q4 FY21[2][5] High	FY21[2][5] Low	FY21[2][5] High
Earnings per share[1]	$ 0.43	$ 0.28	$ 1.32	$ 1.29	$ 0.35	$ 0.38	$ 1.14	$ 1.17
Net Income	$ 23,565	$ 15,635	$ 71,292	$ 71,343	$ 19,500	$ 20,900	$ 63,500	$ 64,900
Other non-operating adjustments, net	(3,138)	(775)	(2,867)	(3,210)	-	-	(1,000)	(1,000)
Amortization of intangible assets	7,848	12,717	29,867	35,792	12,700	12,700	40,800	40,800
Restructuring and other charges	66	(4)	1,802	2,234	-	-	2,200	2,200
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	891	3,260	12,045	7,706	700	700	7,700	7,700
Fair value adjustments from purchase accounting	600	182	1,200	783	100	100	300	300
Litigation and settlement expense, net	174	312	648	1,065	200	200	900	900
COVID related expenses[3]	397	2,745	397	10,569	1,800	1,800	10,200	10,200
Stock-based and other non-cash compensation expense	6,917	7,565	23,958	30,011	8,100	8,100	30,400	30,400
Impact to income taxes[4]	(4,048)	(6,187)	(27,079)	(22,779)	(6,060)	(6,060)	(24,500)	(25,000)
Adjusted income	$ 33,272	$ 35,450	$ 111,263	$ 133,514	$ 37,040	$ 38,440	$ 130,500	$ 131,400
Adjusted earnings per share[1]	$ 0.60	$ 0.64	$ 2.06	$ 2.41	$ 0.66	$ 0.69	$ 2.35	$ 2.37
Weighted-average shares outstanding:								
Basic	54,604	55,146						
Diluted	55,127	55,526			55,700	55,700	55,500	55,500

Notes
(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID related expenses.
(4) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2020 and full fiscal 2020 are to the quarter and the 53-week period ended July 3, 2020, and to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and 52-week period ending July 2, 2021.

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Adjusted EBITDA reconciliation

(In thousands)	Q3 FY20	Q3 FY21	LTM Q3 FY20	LTM Q3 FY21	Q4 FY21[1][2] Low	Q4 FY21[1][2] High	FY21[1][2] Low	FY21[1][2] High
Net Income	$ 23,565	$ 15,635	$ 71,292	$ 71,343	$ 19,500	$ 20,900	$ 63,500	$ 64,900
Other non-operating adjustments, net	(3,138)	(775)	(2,867)	(3,210)	-	-	(1,000)	(1,000)
Interest (income) expense, net	(400)	515	(308)	1,210	500	500	1,000	1,000
Income tax (benefit) provision	5,363	5,362	8,238	11,759	6,800	7,300	19,100	19,700
Depreciation	4,803	7,243	18,274	23,200	7,700	7,700	25,900	25,900
Amortization of intangible assets	7,848	12,717	29,867	35,792	12,700	12,700	40,800	40,800
Restructuring and other charges	66	(4)	1,802	2,234	-	-	2,200	2,200
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	891	3,260	12,045	7,706	700	700	7,700	7,700
Fair value adjustments from purchase accounting	600	182	1,200	783	100	100	300	300
Litigation and settlement expense, net	174	312	648	1,065	200	200	900	900
COVID related expenses[3]	397	2,745	397	10,569	1,800	1,800	10,200	10,200
Stock-based and other non-cash compensation expense	6,917	7,565	23,958	30,011	8,100	8,100	30,400	30,400
Adjusted EBITDA	$ 47,086	$ 54,757	$ 164,546	$ 192,462	$ 58,100	$ 60,000	$ 201,000	$ 203,000

Notes
(1) Rounded amounts used.
(2) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2020 and full fiscal 2020 are to the quarter and the 53-week period ended July 3, 2020, and to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and 52-week period ending July 2, 2021.
(3) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID related expenses

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Free cash flow reconciliation

(In thousands)	Q3 FY20	Q3 FY21	LTM Q3 FY20	LTM Q3 FY21
Cash provided by operating activities	**$ 30,082**	**$ 23,186**	**$ 112,427**	**$ 98,780**
Purchases of property and equipment	(10,869)	(9,955)	(40,617)	(46,214)
Free cash flow	**$ 19,213**	**$ 13,231**	**$ 71,810**	**$ 52,566**

Organic revenue reconciliation

(In thousands)	Q3 FY20	Q3 FY21	LTM Q3 FY20	LTM Q3 FY21
Organic revenue[(1)]	**$ 208,016**	**$ 218,365**	**$ 753,189**	**$ 830,714**
Acquired revenue	-	38,492	3,007	59,817
Net revenues	**$208,016**	**$256,857**	**$ 756,196**	**$ 890,531**

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

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